ANNUITY                    IDS(R) LIFE INSURANCE COMPANY
APPLICATION

________________________________________________________________________________
1. Full Name of Annuitant                                       Sex
                                                               [ ] M
                                                               [ ] F
________________________________________________________________________________
2. Age          Birthdate                Taxpayer Account Number
                                         (Social Security Number)
                                          ______|____|__________

--> Proof of age is required before commencement of annuity income payments (see reverse side for acceptable forms).
________________________________________________________________________________
3.    a. Res. No. & St. (or R.F.D.), City, County, State, ZIP
      (If different mailing address is desired, indicate in No. 10)
      _________________________________________________________________

      _______________________________________________ZIP ______________

   b. Where are premium notices to be sent?
      _________________________________________________________________

      _______________________________________________ZIP ______________

________________________________________________________________________________
4. Is this annuity intended to replace or change existing life insurance or annuities?....................[ ] Yes  [ ] No

________________________________________________________________________________
5. Type of Business or Trade

   _______________________________________________________________________
   Occupation-Duties

   _______________________________________________________________________

________________________________________________________________________________
6. Ownership: (If Owner is other than the Annuitant)

                           Name                    Relationship

    Owner ________________________________________ __________________

________________________________________________________________________________
7. Beneficiary, Name and Relationship to Annuitant:
   (Omit for all Immediate Non-Refund plans)


________________________________________________________________________________
8. Is Annuity being purchased under a "Tax Favored" plan?

   [ ] No
   [ ] Yes, then

          Check the applicable plan:

          [ ] Purchased by a Public School as a "Tax Sheltered Annuity" for an employee.

          [ ] Purchased by a 501(c)(3) Organization as a "Tax Sheltered
              Annuity" for an employee.

          [ ] Keogh

          [ ] Other
________________________________________________________________________________
9. PLAN APPLIED FOR: (Complete either a or b - not both)

   a. Deferred Annuity:

      (1) Check applicable plan:

           [ ] Single Purchase Payment

           [ ] Installment Purchase Payment or Flexible Purchase Payment

      (2) Allocation percentage of _________% for variable annuity with remainder for fixed dollar annuity.

      (3) Other information required:

          Retirement Age ___________

          Amount of Annual or Single Purchase Payment $______________

          Annual amount is payable:

          [ ] Annually                      [ ] Quarterly
          [ ] Semi-Annually                 [ ] Monthly
          [ ] Irregular-Check box for the appropriate months that amount is payable:

               [ ] Jan   [ ] Feb   [ ] Mar   [ ] Apr   [ ] May   [ ] June

               [ ] July  [ ] Aug   [ ] Sept  [ ] Oct   [ ] Nov   [ ] Dec

          First notice should arrive on _________________(month) _______(day)

   b. Immediate Annuity:

      (1) Check applicable plan:

           [ ] Non-Refund                   [ ] 5 Years Certain and Life

           [ ] With Refund                  [ ] 10 Years Certain and Life

           [ ] Joint & Survivor-Full        [ ] 15 Years Certain and Life
               to Survivor

           [ ] Joint & Survivor-2/3 to Survivor

      (2) Allocation percentage of _________% for variable annuity with remainder for fixed dollar annuity.

      (3) Other information required:

          Day of each month on which Annuity Income Payments are to be payable to the annuitant ______________

          Amount of Single Purchase Payment $______________

      (4) Complete Only If Immediate Joint & Survivor Annuity Applied For

          ______________________________________________________________________
          Full Name of Joint Annuitant                          Sex
                                                               [ ] M
                                                               [ ] F
          ______________________________________________________________________
            Age            Birthdate             Taxpayer Account Number
                                                 (Social Security Number)
                                                  ______|____|_________

                  --> Proof of age is required before commencement of annuity income payments (see reverse side for acceptable forms).
________________________________________________________________________________
10. Remarks, explanations and special instructions.


________________________________________________________________________________
11. Home Office corrections and additions.

________________________________________________________________________________

I acknowledge receipt of a Prospectus for Fund_______ Dated__________ for Individual Variable Annuity Contracts. It is understood that all benefits and values provided by the contract, when based on investment experience of a separate account, are variable and are not guaranteed as to fixed dollar amount.

  IT IS AGREED (1) that the statements and answers on the application are complete and true to the best of the applicant's knowledge and belief and shall be the basis of any annuity issued hereon; (2) that no agent or other person except an officer of the Company has authority to accept any representation or information not contained in this application or to modify any annuity contract or waive any requirement in the application; (3) that acceptance of any annuity issued on this application, whether or not on the plan applied for or at the rate stated above, will constitute a ratification of any change in the annuity, or correction in or addition to the application made by the Company in the space headed "Home Office Corrections and Additions," and a copy of the application attached to the annuity shall constitute sufficient notice of such change, correction or addition, except that no change shall be made as to amount, classification, plan or benefits, unless agreed to in writing by the applicant.

Dated at _____________________ this ________ day of ________________19______

______________________________________      ____________________________________
Signature of Other Applicant (if any)       Signature of Proposed Annuitant(s)


Witness: _____________________________      ____________________________________
             Signature of Licensed          Signature of Owner, if other than
                Representative              Annuitant
FORM 34530A

                                  PROOF OF AGE

The Birth Certificate is preferable and usually acceptable. If not available any two of the following, listed in order of preference, are ordinarily acceptable.

1. Baptism Certificate

2. Family record of birth

3. Confirmation record showing age at time of confirmation

4. Certificate of Marriage showing age at time of marriage

5. Naturalization record

6. Passport at least five years old.

7. Military discharge paper

8. Life insurance record of policy issued at least five years ago

                             FOR COMMISSION CREDIT
________________________________________________________________________________
Divisional
Sales Office ____________________________________________________ No. __________

Divisional
Sales Manager ___________________________________________________ No. __________

District                                    IS THIS YOUR ASSIGNED
Sales Manager _____________________________ DISTRICT MANAGER?     No. __________

Senior Sales
Representative __________________________________________________ No. __________

Junior Repr. [ ]
Trainer      [ ] ________________________________________________ No. __________

Representative's                Area                 Phone
Phone No.                       Code__________       No.___________________
________________________________________________________________________________

                          COMPLETE FOR ALL APPLICATIONS

____________________________________________________________________________________________________________________________________
NASD and company rules require the sales representative to have reasonable grounds for believing that the sale is suitable for the customer. Such decision will be based on the facts, if any, disclosed by the customer after a reasonable inquiry and on other information known by the sales representative.

______________________ ___________________________ _____________________ _____________________ ___________________ _________________
ANNUAL FAMILY INCOME    RESIDENCE - MARKET VALUE    OTHER REAL ESTATE     STOCKS AND BONDS      AMOUNT OF LIFE INS  OTHER ASSETS
$                       $                           $                     $                     $                   $
______________________ ___________________________ _____________________ _____________________ ___________________ _________________
CASH ON HAND BEFORE     LOANS THEREON               LOANS THEREON         LOANS THEREON         LOANS THEREON       OTHER DEBTS
THIS TRANSACTION
$                       $                           $                     $                     $                   $
______________________ ___________________________ _____________________ _____________________ ___________________ _________________

Additional information as to the customer's other holdings and as to his financial situation and needs.

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_________________________________ _____________________ __________ ____________ ____________________ _______________________________
1 [ ] Single     4 [ ] Divorced     AGE OF DEPENDENTS    NO. DEP     SPOUSE     SPOUSE'S OCCUPATION   IS ANNUITANT A U.S. CITIZEN?
2 [ ] Married    5 [ ] Separated    (EXCLUDING SPOUSE)   (INC. SP)   EMPL?                            [ ] YES [ ] NO IF NOT, CITIZEN
3 [ ] Widowed                      ____ ____ ____ ____               1 [ ] Yes                         OF WHAT COUNTRY?
                                                                     2 [ ] No
_________________________________ _____________________ __________ ____________ ____________________ _______________________________

Are you related to the annuitant? [ ] YES [ ] NO If so, what is the relationship?

Is the Annuitant an IDS customer? [ ] YES [ ] NO If yes, [ ] Life Ins. [ ] Annuities [ ] Funds [ ] IAP [ ] Certificates
____________________________________________________________________________________________________________________________________
List other IDS LIFE, IDS & ISA accounts, including other applications submitted with this application. If none, write "NONE"

                                                                                                            RELATIONSHIP
ACCOUNT NUMBER                                     NAME                                       (Explain if not Spouse or minor Child)

______________ ______________________________________________________________________________ ______________________________________

______________ ______________________________________________________________________________ ______________________________________

______________ ______________________________________________________________________________ ______________________________________

             COMPLETE FOR IMMEDIATE NON-REFUND ANNUITY APPLICATIONS

____________________________________________________________________________________________________________________________________

1.   Does the  proposed  annuitant  appear  to be in good  physical  health  and                YES   NO
     possess full understanding of the nature of the annuity being purchased? If
     no, describe in a separate letter                                                          [ ]   [ ]

2.   Is he now under doctor's  care? In all cases,  give the name and address of
     applicant's physician                                                                      [ ]   [ ]

3.   Do the  proposed  annuitant's  finances,  exclusive  of  proceeds  from the annuity, appear reasonably adequate to meet emergencies?  If no, explain in
     a separate letter                                                                          [ ]   [ ]

4.   Does  the  proposed  annuitant  have  an  advisor,  attorney,   accountant,
     clergyman,  etc. with whom he consults  concerning  the management of his financial  affairs?  If so, give names and  addresses  of such  persons and
     state whether the purchase of this annuity was discussed with such persons                 [ ]   [ ]

5.   Give names and addresses of close relatives or other heirs of the annuitant in a  separate  letter  (spouse,  children,  brothers,  sisters)  and state
     whether the purchase of this annuity was discussed with such persons                       [ ]   [ ]

     Attach a signed  statement by the annuitant in the annuitant's  handwriting indicating his (her) understanding that the contract does not provide for a death benefit, loan or surrender.
____________________________________________________________________________________________________________________________________


                     COMPLETE FOR "TAX-SHELTERED" ANNUITIES
____________________________________________________________________________________________________________________________________

1.   Annuitant's present annual salary from present employer. $_________________

2. Employment date with present employer___________ . (Please indicate if not continuous service.)

3. What is the total of the Annuitant's contributions to other "tax-sheltered" plan(s) while employed by the present employer? Through the end of the last taxable year (usually Dec. 31 of previous year) $________ Current tax year
     $__________

4.   Name of Employer Retirement Plan, if any, employee is covered under
     _______________________________________

5.   Will Annuitant be electing one of the alternative  "calculation" procedures available  under  Section 415 of the Internal  Revenue  Code?  If so, which alternative?
____________________________________________________________________________________________________________________________________

I hereby certify that I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. To the best of my knowledge and belief, this application [ ] does [ ] does not involve replacement of existing life insurance or annuities. (If replacement is involved, complete application requirement.)



                                          ______________________________________
                                               SIGNATURE OF REPRESENTATIVE